Exhibit 99.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is made as of the 12th day of February, 2014, by and among each of the entities listed in Schedule 1 (each, a “Purchaser” and collectively, the “Purchaser”), and TPG Partners IV, L.P., Dan H. Arnold and Robert J. Moore (collectively, the “Sellers”).

WHEREAS, the Sellers wish to, severally and not jointly, transfer, assign, sell, convey and deliver to the Purchasers, and the Purchasers wish to, severally and not jointly, purchase from the Sellers, 2,000,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of LPL Financial Holdings Inc. (the “Company”) at the price and on the terms and subject to the conditions set forth in this Agreement (the “Offering”); and

WHEREAS, the Company has an effective shelf registration statement on Form S-3 (File No. 333-173703) pursuant to which the Offering is being made (the “Registration Statement”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for good and valuable consideration, each Purchaser, severally and not jointly, and each Seller, severally and not jointly, agree as follows:

1.Purchase and Sale of the Shares.
(a)At the Closing, and subject to the terms and conditions hereof, each of the Sellers, severally and not jointly, will transfer, assign, sell, convey and deliver to the Purchasers, the number of Shares set forth opposite such Seller’s name in Schedule 2, and each of the Purchasers, severally and not jointly, will purchase from the Sellers the number of Shares set forth opposite such Purchaser’s name in Schedule 1. In connection with such transfer, each of the Sellers will deliver the Shares to be sold by it to the Purchasers (as provided in Section 2(a), below). In exchange for the transfer of the Shares, each Purchaser, severally and not jointly, will pay the Sellers the aggregate amount set forth opposite such Purchaser’s name in Schedule 1 (the “Purchase Consideration”), in each case representing a per Share price of $52.00.
(b)The closing of the Offering (the “Closing”) shall take place on February 19, 2014 at the offices of Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, or at such other time or place as the parties shall mutually agree (the actual day of the Closing, the “Settlement Date”), subject to Section 5 below.
2.Deliveries at Closing.
(a)At Closing, each of the Sellers shall, severally and not jointly, transfer or cause to be transferred to the Purchasers the number of Shares set forth opposite such Seller’s name in Schedule 1 in electronic form via book entry transfer to the accounts maintained by the Purchasers’ respective brokers at The Depository Trust Company (“DTC”) as set forth in Schedule 1, with such accompanying documentation as may be required by Computershare Inc., as transfer agent, to effect the transfer of such Shares, including, but not limited to, stock powers bearing an appropriate medallion signature guarantee.
(b)At Closing, each Purchaser, severally and not jointly, shall deliver or cause to be delivered to the Sellers the Purchase Consideration set forth opposite such Purchaser’s name on Schedule 1 by check or wire transfer to the accounts designated by the Sellers.
3.Purchaser Representations. In purchasing the Shares, each Purchaser, severally and not jointly, acknowledges, represents and warrants to the Sellers on the date hereof and on the Settlement Date that:
(a)Such Purchaser acknowledges receipt of a prospectus, which forms a part of the Registration Statement, relating to the Offering.

(b)Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Purchaser has full and adequate right, power, capacity and authority to enter into, execute, deliver and perform this Agreement.
(c)This Agreement has been duly authorized by such Purchaser, has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.
(d)The purchase of the Shares by such Purchaser hereunder will not conflict with, result in a breach or violation of, or constitute a default under, any law applicable to such Purchaser or the charter documents of such Purchaser or the terms of any indenture or other agreement or instrument to which such Purchaser is a party or bound, or any judgment, order or decree applicable to such Purchaser of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Purchaser; provided that no warranty is made with respect to the antifraud provisions of federal and state securities laws.
(e)No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Purchaser of its purchase of the Shares hereunder.
(f)Such Purchaser represents that it is and, immediately following its purchase of the Shares, will be a “passive investor” with respect to the Company as contemplated by Rule 13d-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and confirms that the Shares are not being acquired by it for the purpose of or with the effect of changing or influencing the control of the Company.
(g)Such Purchaser is purchasing the Shares in the ordinary course of its business and has no arrangement with any person, directly or indirectly, to participate in the distribution of the Shares. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act, or otherwise.
(h)Except for the express representations and warranties contained in this Agreement, neither the Sellers, nor any of their respective affiliates, attorneys, accountants and financial and other advisors, has made any representations or warranties to such Purchaser.
4.Seller Representations. Each Seller, severally and not jointly, acknowledges, represents and warrants to the Purchasers on the date hereof and on the Settlement Date that:
(a)Each Seller that is a limited partnership is validly existing under the laws of the State of Delaware. Each Seller has full and adequate right, power, capacity and authority to enter into, execute, deliver and perform this Agreement. Each Seller that has entered into a Power of Attorney for the sale and delivery of the Shares to be sold by such Seller (the “Power of Attorney”) has the full and adequate right, power, capacity and authority to enter into, execute, deliver and perform the Power of Attorney.
(b)This Agreement and the Power of Attorney, as applicable, have been duly authorized, executed and delivered by such Seller and constitute the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.
(c)Such Seller is or, with respect to Shares that will be acquired upon the exercise of options to acquire shares of Common stock prior to the Closing, will be the record and beneficial owner of the Shares to be sold by it in the Offering, and upon the Closing will transfer to the Purchasers, good and marketable title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, all such Shares, free and clear of any liens, claims, security interests, restrictions, options or other encumbrances of any kind. Such Seller has not granted any option of any sort with respect to such Shares or any right to acquire such Shares or any interest therein other than to the Purchasers under this Agreement.
(d)The transfer of the Shares to be sold by such Seller in the Offering will not conflict with, result in a breach or violation of, or constitute a default under, any law applicable to such Seller or the limited partnership agreement, general partnership agreement or other organizational document, as applicable, of such Seller or the terms of any indenture or other agreement or instrument to which such Seller is a party or bound, or any judgment, order or decree applicable to such Seller of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Seller; provided that no warranty is made with respect to the antifraud provisions of federal and state securities laws other than as expressly set forth elsewhere herein.
(e)No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Seller of the sale of the number of Shares to be sold by such Seller in the Offering.
(f)Such Seller has not engaged any investment banker, broker, or finder in connection with the Offering, and no broker’s or similar fee is payable by such Seller or any of its affiliates in connection with the transfer of the Shares owned by such Seller hereunder.
(g)Upon payment for the Shares to be sold by such Seller pursuant to this Agreement, delivery of such Shares, as directed by the Purchasers, to Cede & Co. (“Cede”) or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities account of the Purchasers or their respective brokers (assuming that neither DTC nor the Purchasers or their respective brokers have notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Purchasers will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be successfully asserted against the Purchaser with respect to such security entitlement; for purposes of this representation, such Seller may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the Purchasers on the records of DTC will have been made pursuant to the UCC.
(h)Except for the express representations and warranties contained in this Agreement, neither the Purchasers, nor any of their respective affiliates, attorneys, accountants and financial and other advisors, has made any representations or warranties to such Seller.
5.Conditions Precedent to Obligations of the Sellers and Purchasers.
(a)The obligations of the Purchasers are subject to the satisfaction of the conditions precedent that (i) the representations and warranties of the Sellers contained herein shall be true and correct as of the date hereof and the Settlement Date (including as if made both on the date hereof and on the Settlement Date) and (ii) the Sellers shall have complied with all of their covenants and agreements contained in this Agreement to be performed on or prior to the Settlement Date.
(b)The obligations of the Sellers are subject to the satisfaction of the conditions precedent that (i) the representations and warranties of the Purchasers contained herein shall be true and correct as of the date hereof and the Settlement Date (including as if made both on the date hereof and on the Settlement Date) and (ii) the Purchasers shall have complied with all of their covenants and agreements contained in this Agreement to be performed on or prior to the Settlement Date.

6.Miscellaneous.
(a)Each party agrees to keep the contents and terms of this Agreement confidential and shall not disclose any such contents or terms to any third party, except to the extent the party is required by applicable law, regulation or legal process to make such disclosure, including such disclosure as any Purchaser or Seller may reasonably determine to be required to comply with (i) its reporting obligations under the Exchange Act or (ii) the disclosure requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder.
(b)This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes any and all prior agreements related to the subject matter hereof. This Agreement is executed without reliance upon any promise, warranty or representation by any party or any representative of any party other than those expressly contained herein. The respective agreements, representations, warranties and other statements of the Purchasers and the Sellers, as set forth in this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchasers or the Sellers or any of their respective officers, directors or affiliates, and shall survive delivery of and payment for the Shares. This Agreement may not be assigned by any Seller without the written consent of the Purchasers and any such assignment without its written consent shall be void.
(c)This Agreement may be amended only by written agreement between the parties hereto.
(d)Each party agrees to execute any additional documents and to take any further action as may be necessary or desirable in order to implement the transactions contemplated by this Agreement.
(e)This Agreement shall be governed by and construed under the domestic, substantive laws of the State of New York (without giving effect to any conflict of law or other aspect of New York law that might result in the application of any law other than that of the State of New York).
(f)This Agreement may be executed in one or more counterparts, each of which constitutes an original and is admissible in evidence, and all of which constitute one and the same agreement.
(g)Each party shall bear its own expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

By:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Sellers:

TPG PARTNERS IV, L.P.

By:	TPG GenPar IV, L.P.
its general partner

By:	TPG GenPar IV Advisors, LLC,
its general partner

By:
Name: Ronald Cami
Title: Vice President

DAN H. ARNOLD

ROBERT J. MOORE

By:
Name:
Title: Attorney-in-fact

Schedule 1

Each Purchaser’s Name, DTC Account Details, Shares to be Purchased and each Purchaser’s Purchase Consideration

Purchaser	Number of Shares to be Purchased	Purchase Price for Shares
[]	[]	[]

Settlement Instructions:

[]

Schedule 2

Seller	Shares	Purchase Consideration
TPG Partners IV, L.P.	1,900,000	$98,800,000
Dan H. Arnold	70,000	$3,640,000
Robert J. Moore	30,000	$1,560,000